1 Unless otherwise specified, comparisons in this presentation are between 1Q25 and 1Q26. First Quarter 2026 Financial and operating results for the period ended March 31, 2026 April 30, 2026

2 Certain statements made in this presentation should be considered forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. These include statements about future results of operations and capital plans. We caution investors that these forward-looking statements are not guarantees of future performance, and actual results may differ materially. Investors should consider the important risks and uncertainties that may cause actual results to differ, including those included in our press release issued on April 30, 2026, our Quarterly Reports on Form 10-Q, our Annual Report on Form 10-K and other filings we make with the Securities and Exchange Commission. We assume no obligation to update this presentation, which speaks as of today’s date. Forward-Looking Statements This presentation contains financial measures that differ from the comparable measures under Generally Accepted Accounting Principles (GAAP). Reconciliations between those non-GAAP measures and the comparable GAAP measures are included in the Appendix, or on the page such measure is presented. While management believes the measures are useful to enhance understanding and comparability of our financial results, these non-GAAP measures should not be considered substitutes for the most directly comparable GAAP measures. Additional information concerning non-GAAP measures is included in our periodic filings with the Securities and Exchange Commission that are available in the “Investors – Financials – SEC Filings” section of CNO’s website, CNOinc.com. Non-GAAP Measures IMPORTANT LEGAL INFORMATION

3 OUR PURPOSE We secure the future of middle-income America. OUR MISSION We secure the future of middle-income America by providing insurance and financial services that help protect their health, income and retirement needs, while building enduring value for all our stakeholders.

4 1 A non-GAAP measure. See the Appendix for a reconciliation to the corresponding GAAP measure. Operational Highlights Financial Highlights QUARTER IN REVIEW Strong start to 2026; Results illustrate the resilience of our business model  Operating EPS1 of $1.05, up 33% – Operating EPS1 excluding significant items of $1.05, up 42% – Continued strong underwriting and net investment income (NII) results – Operating return on equity1 (ROE) of 12.2%, excluding significant items  Robust total capital position  Returned $77 million to shareholders  Book value per diluted share excluding AOCI1 of $38.98  15th consecutive quarter of strong insurance sales – Total new annualized premiums (NAP) up 11% – Sales growth in nearly all product categories – Growth in brokerage and advisory for the 12th consecutive quarter  13th consecutive quarter of growth in producing agent count (PAC)  Durable competitive moat delivering consistent and repeatable results

5 2026 1Q 2Q 3Q 4Q FY 1Q vs 1Q25 New Annualized Premiums1 $105.7 $119.9 $125.1 $128.5 $479.2 $117.4 11.1% Consumer 91.3 101.9 106.1 108.7 408.0 99.8 9.3% Worksite 14.4 18.0 19.0 19.8 71.2 17.6 22.2% Annuity Collected Premiums $442.0 $520.5 $472.5 $508.3 $1,943.3 $433.8 -1.9% Fee Revenue1,2 $47.4 $33.5 $33.0 $71.4 $185.3 $42.8 n/m Consumer 39.4 26.7 26.2 71.4 163.7 42.8 8.6% Worksite 8.0 6.8 6.8 -- 21.6 -- n/m Policyholder and Client Assets $16,591 $17,448 $18,108 $18,307 -- $18,497 11.5% Annuity Account Values 12,593 12,856 13,068 13,271 -- 13,415 6.5% Client Assets in BD and Advisory1 3,998 4,592 5,040 5,036 -- 5,082 27.1% Producing Agent Counts (PAC) 1 4,820 4,961 4,928 5,016 -- 4,965 3.0% Consumer 4,424 4,558 4,518 4,612 -- 4,566 3.2% Worksite 396 403 410 404 -- 401 1.3% Average Book Value of Investments & Cash $30,756 $30,733 $30,878 $31,462 -- $32,039 4.2% Average Yield on Allocated Investments 4.87% 4.92% 4.91% 4.92% 4.91% 4.88% 1 bps New Money Rate 6.43% 6.42% 6.20% 6.11% -- 6.08% -35 bps Book Value per Diluted Share x AOCI 3 $37.27 $38.05 $38.10 $38.81 -- $38.98 4.6% 3-year CAGR 9.6% 7.7% 6.1% 6.8% -- 7.0% -- Change2025 IN VE ST M EN TS & C A PI TA L PR O D U C TI O N D IS TR IB U TI O N GROWTH SCORECARD Sustained and repeatable growth (dollars in millions) 1 See page 25 for a glossary of terms and definitions. 2 Beginning in 4Q25, Worksite Division fee services revenue will be reported as non-operating due to the previously announced exit of the business. 3 Excluding accumulated other comprehensive income (loss) (a non-GAAP measure). See the Appendix for a reconciliation to the corresponding GAAP measure. n/m Result not meaningful following the reclassification of Worksite fee revenue to non-operating results in 4Q25.

6 CONSUMER DIVISION UPDATE 14 consecutive quarters of sales growth with a 9% three-year CAGR in Life and Health NAP  PAC up 3%; 13th consecutive quarter of growth – Strong agent productivity and retention – Registered agents up 7%  Total Medicare policies sold up 24%  NAP generated from non-TV lead sources represented nearly 65% of total D2C sales  Life and Health NAP up 9%  Health NAP up 20% – Supplemental Health NAP up 10% – Medicare Supplement NAP up 53%  Life NAP up 1%; D2C NAP up 1%  Annuity account value up 7%  Record client assets in brokerage and advisory, up 27% – Total accounts up 13% Operational Highlights Distribution Highlights

7 WORKSITE DIVISION UPDATE 16 consecutive quarters of sales growth with a 20% four-year CAGR  Life and Health NAP up 22% – Life NAP up 56% – Hospital Indemnity NAP up 121% – Accident NAP up 18%  PAC up 1%; 15th consecutive quarter of growth – Recruiting up 8% – Strong productivity  NAP from new clients up 65% Operational Highlights Distribution Highlights

8 1 A non-GAAP measure. See the Appendix for a reconciliation to the corresponding GAAP measure. Net operating earnings per share1 (dollars in millions, except per share amounts); TTM = trailing twelve months Earnings Results FINANCIAL HIGHLIGHTS Excluding significant items Operating EPS1 up 42% excluding significant items Highlights Net operating income1 $81.1 $101.3 Net operating income excluding significant items1 $75.8 $101.3 Net Income $21.5 $37.7 Weighted average shares outstanding (in millions) 103.1 96.1 $0.79 $1.05 1Q25 1Q26 $0.74  Operating EPS1 up 33%, up 42% excluding significant items — Sales growth contributing to strength in insurance product margin and NII — Fee income and expenses in line with full year expectations  $60 million of share repurchases — 7% reduction in weighted average diluted shares outstanding  Maintained strong capital position  TTM operating ROE1 of 13.1%, and 12.2% excluding significant items

9 Annuity margin  Fixed Indexed Annuities (FIA) – growth in the block Health margin  Supplemental Health – growth in the block  Medicare Supplement – modestly higher claims, partially offset by growth in the block  LTC – growth in the block and favorable morbidity Life margin  Traditional Life – growth in the block, favorable mortality, and lower nondeferrable advertising expense (dollars in millions) Insurance Product Margin Excluding Significant Items1 1 Excludes impacts from the annual actuarial review and out-of-period adjustment in 1Q 2025. See the Appendix for a reconciliation to the corresponding GAAP measure and a breakdown of impacts by major product category. INSURANCE PRODUCT MARGIN Sales momentum driving growth in insurance product margins 1Q25 2Q25 3Q25 4Q25 1Q26 Annuity $54.5 $54.8 $56.3 $56.4 $58.5 Fixed Indexed Annuities $44.5 $45.4 $45.9 $46.4 $50.2 Fixed Interest Annuities $8.1 $8.0 $8.5 $8.2 $7.3 Other Annuities $1.9 $1.4 $1.9 $1.8 $1.0 Health $126.2 $134.0 $135.9 $139.4 $132.6 Supplemental Health $65.6 $68.6 $72.3 $74.1 $71.2 Medicare Supplement $28.1 $28.2 $30.4 $28.6 $23.1 Long-term Care $32.5 $37.2 $33.2 $36.7 $38.3 Life $61.4 $63.6 $67.0 $70.0 $65.8 Interest Sensitive Life $24.1 $21.9 $20.7 $24.8 $22.8 Traditional Life $37.3 $41.7 $46.3 $45.2 $43.0 Total Margin $242.1 $252.4 $259.2 $265.8 $256.9 Highlights

10 1 Reflects sum of allocated and non-allocated investment income. Refer to pages 15-17 of the financial supplement for more information on the components of net investment income. 2 Net insurance liabilities for the purpose of allocating investment income to product lines are equal to: (i) policyholder account balances for annuity products; (ii) total reserves before the fair value adjustments reflected in accumulated other comprehensive income (loss), if applicable, for all other products; less (iii) amounts related to reinsured business; (iv) deferred acquisition costs; (v) the present value of future profits; and (vi) the value of unexpired options credited to insurance liabilities.  Average yield on allocated investments of 4.88% in 1Q26 vs. 4.87% in 1Q25  Average net insurance liabilities2 up 4.8%  Total NII not allocated improved, driven by higher alternative investment income and growth in FHLB & FABN programs Investment Income Allocated to Product Lines Investment Income Not Allocated to Product Lines Annuity Health Life Not allocated $- $100.0 $200.0 $300.0 1Q25 1Q26 INVESTMENT RESULTS (dollars in millions)  New money rate of 6.08% in 1Q26, 13th consecutive quarter over 6%  Average book value of invested assets up 4.2%  Earned yield of 4.79% in 1Q26 vs. 4.71% in 1Q25 $260.7 $273.5 $- $100.0 $200.0 $300.0 1Q25 1Q26 10th consecutive quarter of growth in net investment income1 Total Net Investment Income1 $38.0 $41.7 $- $100.0 $200.0 $300.0 1Q25 1Q26 $315.2 $298.7

11 Debt to Capital2 Consolidated Risk Based Capital (RBC) Ratio1 Holding Company Liquidity 1 The ratio of the combined capital of the insurance companies to the minimum amount of capital appropriate to support the overall business operations, as determined based on the methodology developed by the National Association of Insurance Commissioners. 2 Excluding accumulated other comprehensive income (loss) (a non-GAAP measure). See the Appendix for a reconciliation to the corresponding GAAP measure. (dollars in millions)  Managing RBC Ratio in the range of 360% – 390%  RBC ratio variability expected in periods of market volatility  Target leverage of 25% - 28%  Debt covenant ceiling of 35%  $109 million in debt capacity to top of target leverage range  Target minimum holding company liquidity of $150 million  Liquidity backstopped by $250 million undrawn revolver  Staggered debt maturities in 2029 and 2034 CAPITAL AND LIQUIDITY OVERVIEW Robust total capital position Debt to capital2 excluding $500 million note that matured May 2025 $256 $372 $351 $280 2023 2024 2025 1Q26 23.1% 32.1% 26.2% 26.4% 2023 2024 2025 1Q26 25.6% 402% 383% 380% 375% 2023 2024 2025 1Q26

12 2026 Earnings 2026 Free Cash Flow / Excess Capital GUIDANCE Guidance excludes significant items  $4.25 – $4.45 operating EPS  18.8% – 19.2% expense ratio  ~22.5% effective tax rate  $200 – $250 million free cash flow  360% – 390% RBC Ratio  $150 million minimum holding company liquidity  25% – 28% debt to total capital ratio Return on Equity  Improve run rate operating ROE by 200 basis points through 2027  Off 2024 run rate of 10%  While growing and investing in the business Reaffirm full-year 2026 guidance and 2027 ROE target

13 4 5 3 2 1 Exclusive middle-market focus and “last-mile” captive distribution create a durable competitive moat Significant demographic tailwinds Proven investment results built on a foundation of strong asset quality and disciplined management Strong balance sheet and robust free cash flow resilient against market events WHY INVEST IN CNO 6 Track record of execution and delivering on our promises Sustained growth while improving ROE and modernizing the business

14 Questions and Answers

15  Cash Flow Profile Slide 16  Broker-Dealer/Registered Investment Advisor Slide 17  Expense Ratio Slide 18  Portfolio Composition Slide 19  New Money Summary Slide 20  Private Credit Slide 21  Financial Results Seasonality Slide 22  Long-Term Care Insurance Slide 23  Tax Asset Summary Slide 24  Glossary of Terms and Definitions Slide 25 Appendix 1: Quarter in Review

16 1 Cash flows exclude acquisitions, dividend payments, stock repurchases, and financing transactions (dollars in millions) CASH FLOW PROFILE

17 Account values up 27% YoY; Registered agent count up 7% 1 Client assets include cash and securities in brokerage, broker/dealer customer account assets custodied directly at fund companies and insurance carriers, and assets under management in advisory accounts. Bankers Life is the marketing brand of various affiliated companies of CNO Financial Group including, Bankers Life and Casualty Company, Bankers Life Securities, Inc., and Bankers Life Advisory Services, Inc. Non-affiliated insurance products are offered through Bankers Life General Agency, Inc. (dba BL General Insurance Agency, Inc., AK, AL, CA, NV, PA). Agents who are financial advisors are registered with Bankers Life Securities, Inc. Securities and variable annuity products and services are offered by Bankers Life Securities, Inc. Member FINRA/SIPC, (dba BL Securities, Inc., AL, GA, IA, IL, MI, NV, PA). Advisory products and services are offered by Bankers Life Advisory Services, Inc. SEC Registered Investment Adviser (dba BL Advisory Services, Inc., AL, GA, IA, MT, NV, PA). Home Office: 303 East Wacker Drive, 5th Floor, Chicago, IL 60601. 2 Registered agents are dually licensed as insurance agents and financial representatives who can buy and sell securities for clients, and/or investment advisors who can provide ongoing investment advice for clients. 3 Representative counts represent the average of the last 3 months. 4 1Q25 Net New Client Assets in Brokerage and Advisory amounts have been revised to correct previously identified misstatements. The revision did not have a material impact on the previously reported disclosure. (dollars in millions) BROKER-DEALER/REGISTERED INVESTMENT ADVISOR 1Q4 2Q 3Q 4Q 1Q Net New Client Assets in Brokerage 61.3$ 62.0$ 74.1$ 67.6$ 63.1$ Brokerage and Advisory1 Advisory 69.4 140.4 124.2 (90.2) 99.2 Total 130.7$ 202.4$ 198.3$ (22.6)$ 162.3$ Client Assets in Brokerage and Brokerage 2,117.4$ 2,293.3$ 2,472.4$ 2,543.2$ 2,521.9$ Advisory1 at end of period Advisory 1,880.5 2,298.4 2,567.3 2,493.0 2,560.1 Total 3,997.9$ 4,591.7$ 5,039.7$ 5,036.2$ 5,082.0$ Registered Agent Counts 2,3 Total 739 759 766 781 794 20262025

18 1 Expense ratio calculation = expenses allocated to products plus not allocated to products, divided by the sum of insurance policy income and net investment income allocated to products. Results exclude significant items. 2 See pages 27-29 for a reconciliation of the significant items. EXPENSE RATIO1 (dollars in millions) 1Q 2Q 3Q 4Q 1Q Allocated & Non Allocated Expenses 181.5$ 174.7$ 173.3$ 169.5$ 179.3$ Allocated & Non Allocated Expenses - YTD 181.5 356.2 529.5 699.0 179.3 Significant Items2 -$ -$ -$ -$ -$ Significant Items - YTD2 - - - - - Allocated & Non Allocated Expenses Excluding Significant Items 181.5$ 174.7$ 173.3$ 169.5$ 179.3$ Allocated & Non Allocated Expenses Excluding Significant Items - YTD 181.5 356.2 529.5 699.0 179.3 Policy Income and Net Investment Income Allocated to Products 911.4$ 920.3$ 929.3$ 935.9$ 946.9$ Policy Income and Net Investment Income Allocated to Products - YTD 911.4 1,831.7 2,761.0 3,696.9 946.9 Expense Ratio 19.9% 19.0% 18.6% 18.1% 18.9% Expense Ratio - YTD 19.9% 19.4% 19.2% 18.9% 18.9% Rolling Twelve Months Ratio 19.1% 19.0% 19.0% 18.9% 18.7% 2025 2026

19 1 Fair Value as of 3/31/2026 PORTFOLIO COMPOSITION High-quality, liquid portfolio producing solid and consistent results Highlights General Approach $31 Billion of Invested Assets1  High degree of liquidity: over 55% of portfolio in corporate and government bonds  Strong credit risk profile — Capital efficient: ~97% rated NAIC 1 or 2 — Portfolio average rating A — CRE and private credit portfolios performing as expected  Positioned for stable performance across credit cycles  Focus on quality - margin against adverse development  Low impairments through multiple cycles  Embedded asset liability management  Opportunistic investments protect/grow book yield and core earnings power  Growth in AUM leverages increasing book yield, resulting in higher net investment income IG Corporates, 40.1% Non- Agency RMBS, 5.0% Mortgage Loans, 10.6% HY Corporates, 2.0% CMBS, 7.3% Municipals, 9.4% ABS, 6.0% Govts/Agency, 3.9% CLO, 4.8% Equities, 0.9% Other Invested Assets, 2.4% Alternatives, 3.3% Policy Loans, 0.5% Cash, 3.8%

20 1Q26 General Account New Money Purchases NEW MONEY SUMMARY (dollars in millions) $ % GAAP YTM CLO Debt 314.2 24.0% 5.60% IG Corp BBB 193.7 14.8% 5.64% IG Corp AAA-A 151.7 11.6% 5.83% ABS 141.2 10.8% 5.85% Residential Mortgage Loan 122.3 9.3% 5.70% CRE Loans 102.7 7.9% 5.30% Alternatives 82.2 6.3% 11.92% HY Corp 49.1 3.8% 6.41% Municipals 39.9 3.1% 5.90% RMBS 36.1 2.7% 5.02% Rated Notes 27.9 2.1% 6.93% EM 25.6 2.0% 4.86% CMBS 20.7 1.6% 5.33% Total 1,307.3 100.0% 6.08% CLO Debt 24.0% IG Corp BBB 14.8% IG Corp AAA-A 11.6% ABS 10.8% Resident ial Mortgag e … CRE Loan s… Alternatives 6.3% HY Corp 3.8% Municipals… RMBS 2.7% Rated Notes 2.1% EM 2.0% CMBS 1.6%

21 DBRS 8% Egan Jones 4% Fitch 5% KBRA 66% Moodys 14% S&P 3% PRIVATE CREDIT $1.6B of exposure diversified across asset managers, structures, vintages; 2,000+ underlying credits 1 Non-rated (NR) holdings primarily consist of LPs, residuals, and interval funds, all of which are part of our Alternatives allocation but included here because they have private credit exposure. By Rating1 A 34% AA 9% AAA 1% B 3% BB 6% BBB 27% CCC 0.3% NR 20% By Structure ………………………….. ABF Loans 23% Interval Funds 6% LPs 7% Middle Market Loans 4% Portfolio Finance Loans 18% Rated Notes 34% Residuals 8% By Asset Class By Rating Agency Asset Based Finance 51% Direct Lending 25% Infrastructure 3% Opportunistic 3% Portfolio Finance 18%

22 FINANCIAL RESULTS SEASONALITY 1Q 2Q 3Q 4Q Medicare Supplement Margin Seasonally highest claims and surrenders Mortality Seasonally highest mortality D2C Advertising Traditionally highest advertising Traditionally lowest advertising Fee Income ~1/3 income Near breakeven Near breakeven ~2/3 income Expenses Traditionally highest expense ratio Traditionally lowest expense ratio 1Q26 spend was below plan and is expected to normalize over the balance of the year, with modestly higher expense ratios in 2Q and 3Q relative to 1Q, and normal seasonal pattern in 4Q Quarterly trend similar to 2025

23 New sales focused on short duration products  Recent growth due to strong sales in LTC Fundamental product  99% of new sales for policies with 2 years or less in benefits  Average benefit period of 13 months for policies sold in 2026 Reserve assumptions informed by historical experience  No morbidity improvement  No mortality improvement  Minimal future rate increases Favorable economic profile  Total LTC is just 12% of overall CNO insurance liabilities  Downside risk significantly reduced after 2018 reinsurance transaction  Average maximum benefit at issuance is $166 per day for in-force block Block highlights  Less than 22% of policies have inflation benefits  2% of policies have lifetime benefits, the median benefit period is ~1 year, and the average non-lifetime benefit period is ~1.4 years  Average attained age is 75 years Highly differentiated; prudently-managed in-force block LONG-TERM CARE INSURANCE

24 Non-life NOLs with Expiration Dates (2032-2035) $3 NOLs with no Expiration Date $214 Value of NOLs Details  Remaining NOLs are expected to be fully utilized and can generally offset 80% of non- life taxable income and 35% of life taxable income  Total estimated economic value of tax assets related to our NOLs of approximately $161 million @ 10% discount rate ($1.69 on a per diluted share basis) $217 (dollars in millions) $217 million / $2.27 per diluted share value of remaining NOLs TAX ASSET SUMMARY AS OF MARCH 31, 2026

25 GLOSSARY OF TERMS AND DEFINITIONS New Annualized Premiums - Measured as 100% of new life and health annualized premiums, except for single premium whole life deposits, which are measured at 10% of annualized premium. Fee Revenue - Represents fee revenue from the sales of third-party insurance products, fees generated by our broker/dealer and registered investment advisor, and prior to 4Q25, fee revenue earned by the Worksite Division fee services business. Client Assets in Broker Dealer (BD) and Advisory - Client assets include cash and securities in brokerage, broker/dealer customer account assets custodied directly at fund companies and insurance carriers, and assets under management in advisory accounts. Producing Agent Counts (PAC) - Producing agents represent the monthly average of exclusive agents that have submitted at least one policy in the month.

26 Appendix 2: Financial Exhibits Non-GAAP Financial Measures Slides 27 - 41

27 2025 SIGNIFICANT ITEMS The table below summarizes the financial impact of significant items on our 2025 net operating income. Management believes that identifying the impact of these items enhances the understanding of our operating results. (dollars in millions, except per-share amounts) Insurance product margin Annuity 238.6$ (16.6)$ (a) 222.0$ Health 556.6 (21.1) (a) 535.5 Life 272.4 (10.4) (a) 262.0 Total insurance product margin 1,067.6 (48.1) 1,019.5 Allocated expenses (611.3) - (611.3) Income from insurance products 456.3 (48.1) 408.2 Fee income 15.2 - 15.2 Investment income not allocated to product lines 169.4 - 169.4 Expenses not allocated to product lines (87.7) - (87.7) Operating earnings before taxes 553.2 (48.1) 505.1 Income tax (expense) benefit on operating income (114.0) 10.6 (103.4) Net operating income (b) 439.2$ (37.5)$ 401.7$ Net operating income per diluted share (b) 4.40$ (0.38)$ 4.02$ Actual Results Significant Items Excluding significant items Year ended December 31, 2025 (a) Comprised of $41.3 million of the net favorable impact arising from our comprehensive annual actuarial review during 3Q25 and $6.8 million of the favorable impact of an out-of-period adjustment which decreased reserves, during 1Q25. (b) A non-GAAP measure. See pages 36 and 37 for a reconciliation to the corresponding GAAP measure.

28 (dollars in millions, except per-share amounts) The table below summarizes the financial impact of significant items on our 3Q25 net operating income. Management believes that identifying the impact of these items enhances the understanding of our operating results. 3Q25 SIGNIFICANT ITEMS (a) Comprised of $41.3 million of the net favorable impact arising from our comprehensive annual actuarial review. (b) A non-GAAP measure. See pages 36 and 37 for a reconciliation to the corresponding GAAP measure. Insurance product margin Annuity 72.9$ (16.6)$ (a) 56.3$ Health 157.0 (21.1) (a) 135.9 Life 70.6 (3.6) (a) 67.0 Total insurance product margin 300.5 (41.3) 259.2 Allocated expenses (151.0) - (151.0) Income from insurance products 149.5 (41.3) 108.2 Fee income (3.9) - (3.9) Investment income not allocated to product lines 39.5 - 39.5 Expenses not allocated to product lines (22.3) - (22.3) Operating earnings before taxes 162.8 (41.3) 121.5 Income tax (expense) benefit on operating income (35.6) 9.1 (26.5) Net operating income (b) 127.2$ (32.2)$ 95.0$ Net operating income per diluted share (b) 1.29$ (0.33)$ 0.96$ Three months ended September 30, 2025 Actual results Significant items Excluding significant items

29 (dollars in millions, except per-share amounts) The table below summarizes the financial impact of significant items on our 1Q25 net operating income. Management believes that identifying the impact of these items enhances the understanding of our operating results. 1Q25 SIGNIFICANT ITEMS (a) Comprised of $6.8 million of the favorable impact of an out-of-period adjustment which decreased reserves. (b) A non-GAAP measure. See pages 36 and 37 for a reconciliation to the corresponding GAAP measure. Insurance product margin Annuity 54.5$ -$ 54.5$ Health 126.2 - 126.2 Life 68.2 (6.8) (a) 61.4 Total insurance product margin 248.9 (6.8) 242.1 Allocated expenses (161.2) - (161.2) Income from insurance products 87.7 (6.8) 80.9 Fee income (0.8) - (0.8) Investment income not allocated to product lines 38.0 - 38.0 Expenses not allocated to product lines (20.3) - (20.3) Operating earnings before taxes 104.6 (6.8) 97.8 Income tax (expense) benefit on operating income (23.5) 1.5 (22.0) Net operating income (b) 81.1$ (5.3)$ 75.8$ Net operating income per diluted share (b) 0.79$ (0.05)$ 0.74$ Actual results Significant items Excluding significant items Three months ended March 31, 2025

30 1Q25 2Q25 3Q25 4Q25 1Q26 Insurance product margin Annuity 54.5$ 54.8$ 72.9$ 56.4$ 58.5$ Health 126.2 134.0 157.0 139.4 132.6 Life 68.2 63.6 70.6 70.0 65.8 Total insurance product margin 248.9 252.4 300.5 265.8 256.9 Allocated expenses (161.2) (149.4) (151.0) (149.7) (159.9) Income from insurance products 87.7 103.0 149.5 116.1 97.0 Fee income (0.8) 0.8 (3.9) 19.1 10.6 Investment income not allocated to product lines 38.0 33.8 39.5 58.1 41.7 Expenses not allocated to product lines (20.3) (25.3) (22.3) (19.8) (19.4) Operating earnings before taxes 104.6 112.3 162.8 173.5 129.9 Income tax expense on operating income (23.5) (24.8) (35.6) (30.1) (28.6) Net operating income* 81.1 87.5 127.2 143.4 101.3 Net realized investment gains (losses) from disposals, impairments and change in allowance for credit losses (13.2) (21.8) (8.8) (25.2) (15.2) Net change in market value of investments recognized in earnings 6.4 3.4 5.8 (1.3) (7.5) Fair value changes related to agent deferred compensation plan - - - (1.7) - Changes in fair value of embedded derivative liabilities and market risk benefits (69.6) 25.2 (18.1) (1.5) (42.4) Expenses related to TechMod initiative - (3.2) (7.2) (9.9) (13.7) Goodwill and intangible asset impairment - - (96.7) (5.2) - Net loss related to divested business - - - (17.3) (1.9) Other (0.4) 2.1 (1.6) - (0.8) Non-operating income (loss) before taxes (76.8) 5.7 (126.6) (62.1) (81.5) Income tax (expense) benefit on non-operating income (loss) 17.2 (1.4) 22.5 11.6 17.9 Net non-operating income (loss) (59.6) 4.3 (104.1) (50.5) (63.6) Net income 21.5 91.8 23.1 92.9 37.7 (dollars in millions) * Management believes that an analysis of net income applicable to common stock before: (i) net realized investment gains or losses from disposals, impairments and the change in allowance for credit losses, net of taxes; (ii) net change in market value of investments recognized in earnings, net of taxes; (iii) changes in fair value of embedded derivative liabilities and market risk benefits ("MRBs") related to our fixed indexed annuities, net of taxes; (iv) fair value changes related to the agent deferred compensation plan, net of taxes; (v) gains or losses related to material reinsurance transactions, net of taxes; (vi) loss on extinguishment of debt, net of taxes; (vii) changes in the valuation allowance for deferred tax assets and other tax items; (viii) costs related to our three-year project to modernize certain elements of our technology ("TechMod") that are incremental to normal spend and will not recur following implementation, net of taxes; (ix) goodwill and other asset impairment expenses, net of taxes; (x) gains or losses related to divested business, net of taxes; and (xi) other non-operating items including earnings attributable to variable interest entities, net of taxes ("net operating income," a non-GAAP financial measure) is important to evaluate the financial performance of the company, and is a key measure commonly used in the life insurance industry. The income tax expense or benefit allocated to the items included in net non-operating income (loss) represents the current and deferred income tax expense or benefit allocated to the items included in non-operating earnings. Management believes this information helps provide a better understanding of the business and a more meaningful analysis of results of our insurance product lines. A reconciliation of net operating income to net income applicable to common stock is provided in the table. QUARTERLY EARNINGS

31 The following provides additional information regarding certain non-GAAP measures used in this presentation. A non-GAAP measure is a numerical measure of a company’s performance, financial position, or cash flows that excludes or includes amounts that are normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. While management believes these measures are useful to enhance understanding and comparability of our financial results, these non-GAAP measures should not be considered as substitutes for the most directly comparable GAAP measures. Additional information concerning non-GAAP measures is included in our periodic filings with the Securities and Exchange Commission that are available in the “Investors – SEC Filings” section of CNO’s website, www.CNOinc.com. Operating earnings measures Management believes that an analysis of net income applicable to common stock before: (i) net realized investment gains or losses from disposals, impairments and the change in allowance for credit losses, net of taxes; (ii) net change in market value of investments recognized in earnings, net of taxes; (iii) changes in fair value of embedded derivative liabilities and MRBs related to our fixed indexed annuities, net of taxes; (iv) fair value changes related to the agent deferred compensation plan, net of taxes; (v) gains or losses related to material reinsurance transactions, net of taxes; (vi) loss on extinguishment of debt, net of taxes; (vii) changes in the valuation allowance for deferred tax assets and other tax items; and (viii) costs related to TechMod that are incremental to normal spend and will not recur following implementation, net of taxes; (ix) goodwill and other asset impairment expenses, net of taxes; (x) gains or losses related to divested business, net of taxes; and (xi) other non-operating items including earnings attributable to variable interest entities, net of taxes ("net operating income," a non-GAAP financial measure) is important to evaluate the financial performance of the company, and is a key measure commonly used in the life insurance industry. The income tax expense or benefit allocated to the items included in net non-operating income (loss) represents the current and deferred income tax expense or benefit allocated to the items included in non-operating earnings. Management believes this information helps provide a better understanding of the business and a more meaningful analysis of results of our insurance product lines. INFORMATION RELATED TO CERTAIN NON-GAAP FINANCIAL MEASURES

32 A reconciliation of net income applicable to common stock to net operating income (and related per-share amounts) is as follows: (dollars in millions, except per-share amounts) INFORMATION RELATED TO CERTAIN NON-GAAP FINANCIAL MEASURES 1Q25 2Q25 3Q25 4Q25 1Q26 Net income applicable to common stock 21.5$ 91.8$ 23.1$ 92.9$ 37.7$ Non-operating items: Net realized investment (gains) losses from sales and impairments 13.2 21.8 8.8 25.2 15.2 Net change in market value of investments recognized in earnings (6.4) (3.4) (5.8) 1.3 7.5 Fair value changes related to the agent deferred compensation plan - - - 1.7 - Changes in fair value of embedded derivative liabilities and market risk benefits 69.6 (25.2) 18.1 1.5 42.4 Expenses related to TechMod initiative - 3.2 7.2 9.9 13.7 Goodwill and intangible asset impairment - - 96.7 5.2 - Net loss related to divested business - - - 17.3 1.9 Other 0.4 (2.1) 1.6 - 0.8 Non-operating (income) loss before taxes 76.8 (5.7) 126.6 62.1 81.5 Income tax expense (benefit) on non-operating income (17.2) 1.4 (22.5) (11.6) (17.9) Net non-operating (income) loss 59.6 (4.3) 104.1 50.5 63.6 Net operating income (a non-GAAP financial measure) 81.1$ 87.5$ 127.2$ 143.4$ 101.3$ Per diluted share: Net income 0.21$ 0.91$ 0.24$ 0.95$ 0.39$ Net realized investment (gains) losses from sales and impairments (net of taxes) 0.10 0.17 0.07 0.22 0.12 Net change in market value of investments recognized in earnings (net of taxes) (0.05) (0.03) (0.05) 0.01 0.06 Changes in fair value of embedded derivative liabilities and market risk benefits (net of taxes) 0.52 (0.19) 0.14 0.02 0.34 Fair value changes related to the agent deferred compensation plan (net of taxes) - - - 0.01 - Expenses related to TechMod initiative - 0.02 0.06 0.08 0.11 Goodwill and intangible asset impairment - - 0.82 0.04 - Net loss related to divested business - - - 0.14 0.02 Other 0.01 (0.01) 0.01 - 0.01 Net operating income (a non-GAAP financial measure) 0.79$ 0.87$ 1.29$ 1.47$ 1.05$

33 A reconciliation of operating income and shares used to calculate basic and diluted operating earnings per share is as follows: (dollars in millions, except per-share amounts, and shares in thousands) INFORMATION RELATED TO CERTAIN NON-GAAP FINANCIAL MEASURES 1Q25 2Q25 3Q25 4Q25 1Q26 Net operating income 81.1$ 87.5$ 127.2$ 143.4$ 101.3$ Weighted average shares outstanding for basic earnings per share 100,743 98,572 96,603 95,136 94,078 Effect of dilutive securities on weighted average shares: Employee benefit plans 2,327 1,814 1,951 2,142 2,061 Weighted average shares outstanding for diluted earnings per share 103,070 100,386 98,553 97,278 96,139 Net operating income per diluted share 0.79$ 0.87$ 1.29$ 1.47$ 1.05$

34 Book value per diluted share Book value per diluted share reflects the potential dilution that could occur if outstanding stock options were exercised, restricted stock and performance units were vested, and convertible securities were converted. The dilution from options, restricted shares and performance units is calculated using the treasury stock method. Under this method, we assume the proceeds from the exercise of the options (or the unrecognized compensation expense with respect to restricted stock and performance units) will be used to purchase shares of our common stock at the closing market price on the last day of the period. In addition, the calculation of this non-GAAP measure differs from the corresponding GAAP measure because accumulated other comprehensive income (loss) has been excluded from the value of capital used to determine this measure. Management believes this non-GAAP measure is useful because it removes the volatility that arises from changes in the unrealized appreciation (depreciation) of our investments. A reconciliation from book value per share to book value per diluted share, excluding accumulated other comprehensive income (loss) is as follows: (dollars in millions, except share and per-share amounts) INFORMATION RELATED TO CERTAIN NON-GAAP FINANCIAL MEASURES 1Q25 2Q25 3Q25 4Q25 1Q26 Total shareholders' equity 2,555.1$ 2,522.7$ 2,611.0$ 2,638.2$ 2,498.4$ Shares outstanding for the period 99,893,923 97,319,000 95,840,989 94,484,339 93,795,306 Book value per share 25.58$ 25.92$ 27.24$ 27.92$ 26.64$ Total shareholders' equity 2,555.1$ 2,522.7$ 2,611.0$ 2,638.2$ 2,498.4$ Accumulated other comprehensive loss (1,239.1) (1,252.7) (1,118.9) (1,115.0) (1,217.6) Adjusted shareholders' equity excluding AOCI 3,794.2$ 3,775.4$ 3,729.9$ 3,753.2$ 3,716.0$ Shares outstanding for the period 99,893,923 97,319,000 95,840,989 94,484,339 93,795,306 Dilutive common stock equivalents related to: Stock options, restricted stock and performance units 1,902,208 1,902,445 2,061,774 2,229,874 1,528,160 Diluted shares outstanding 101,796,131 99,221,445 97,902,763 96,714,213 95,323,466 Book value per diluted share excluding AOCI (a non-GAAP measure) $ 37.27 $ 38.05 $ 38.10 $ 38.81 $ 38.98

35 Operating return measures Management believes that an analysis of net income applicable to common stock before: (i) net realized investment gains or losses from disposals, impairments and the change in allowance for credit losses, net of taxes; (ii) net change in market value of investments recognized in earnings, net of taxes; (iii) changes in fair value of embedded derivative liabilities and MRBs related to our fixed indexed annuities, net of taxes; (iv) fair value changes related to the agent deferred compensation plan, net of taxes; (v) gains or losses related to material reinsurance transactions, net of taxes; (vi) loss on extinguishment of debt, net of taxes; (vii) changes in the valuation allowance for deferred tax assets and other tax items; and (viii) costs related to TechMod that are incremental to normal spend and will not recur following implementation, net of taxes; (ix) goodwill and other asset impairment expenses, net of taxes; (x) gains or losses related to divested business, net of taxes; and (xi) other non-operating items including earnings attributable to variable interest entities, net of taxes ("net operating income," a non-GAAP financial measure) is important to evaluate the financial performance of the company, and is a key measure commonly used in the life insurance industry. The income tax expense or benefit allocated to the items included in net non- operating income (loss) represents the current and deferred income tax expense or benefit allocated to the items included in non- operating earnings. Management believes this information helps provide a better understanding of the business and a more meaningful analysis of results of our insurance product lines. Management also believes that an operating return, excluding significant items, is important as the impact of these items enhances the understanding of our operating results. This non-GAAP financial measure also differs from return on equity because accumulated other comprehensive income (loss) has been excluded from the value of equity used to determine this ratio. Management believes this non-GAAP financial measure is useful because it removes the volatility that arises from changes in accumulated other comprehensive income (loss). Such volatility is often caused by changes in the estimated fair value of our investment portfolio resulting from changes in general market interest rates rather than the business decisions made by management. In addition, our equity includes the value of significant net operating loss carryforwards (included in income tax assets). In accordance with GAAP, these assets are not discounted and accordingly will not provide a return to shareholders (until after it is realized as a reduction to taxes that would otherwise be paid). Management believes that excluding this value from the equity component of this measure enhances the understanding of the effect these non-discounted assets have on operating returns and the comparability of these measures from period-to-period. Operating return measures are used in measuring the performance of our business units and are used as a basis for incentive compensation. INFORMATION RELATED TO CERTAIN NON-GAAP FINANCIAL MEASURES

36 The calculations of: (i) Operating return on equity as adjusted to exclude accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure); (ii) Operating return, excluding significant items, on equity as adjusted to exclude accumulated other comprehensive income (loss) and net operating loss carryforwards (a non- GAAP financial measure); and (iii) return on equity are as follows: (dollars in millions) (Continued on next page) Trailing four quarters average equity is calculated using the following formula (P = Period) – ((P1+P2) /2 +(P2+P3) /2 +(P3+P4) /2 + (P4+P5) /2) /4 [e.g. – the formula for calculating 1Q26 average equity would be the following – ((1Q25+2Q25) /2 +(2Q25+3Q25) /2 + (3Q25+4Q25) /2) + (4Q25+1Q26) /2) /4 ] INFORMATION RELATED TO CERTAIN NON-GAAP FINANCIAL MEASURES 1Q25 2Q25 3Q25 4Q25 1Q26 Net operating income 452.9$ 425.8$ 433.8$ 439.2$ 459.4$ Net operating income, excluding significant items 428.8$ 401.7$ 399.4$ 401.7$ 427.2$ Net income 330.0$ 305.5$ 319.3$ 229.3$ 245.5$ Average common equity, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) 3,613.6$ 3,597.3$ 3,580.0$ 3,536.7$ 3,494.5$ Average common shareholders' equity 2,523.3$ 2,558.5$ 2,560.6$ 2,566.4$ 2,574.7$ Operating return on equity, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) 12.5% 11.8% 12.1% 12.4% 13.1% Operating return on equity, excluding significant items, accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) 11.9% 11.2% 11.2% 11.4% 12.2% Return on equity 13.1% 11.9% 12.5% 8.9% 9.5% Twelve Months Ended

37 The following summarizes: (i) operating earnings; (ii) significant items; (iii) operating earnings, excluding significant items; and (iv) net income (loss): (dollars in millions) (a) The significant items have been discussed in either the current or prior press releases. (Continued on next page) INFORMATION RELATED TO CERTAIN NON-GAAP FINANCIAL MEASURES Net operating income Significant items (a) Net operating income, excluding significant items Net operating income, excluding significant items - trailing four quarters Net income (loss) Net income - trailing four quarters 2Q24 114.6 - 114.6 364.0 116.3 432.2 3Q24 119.2 (21.9) 97.3 376.9 9.3 274.2 4Q24 138.0 3.1 141.1 410.5 182.9 420.8 1Q25 81.1 (5.3) 75.8 428.8 21.5 330.0 2Q25 87.5 - 87.5 401.7 91.8 305.5 3Q25 127.2 (32.2) 95.0 399.4 23.1 319.3 4Q25 143.4 - 143.4 401.7 92.9 229.3 1Q26 101.3 - 101.3 427.2 37.7 245.5

38 The calculations of: (i) operating return on equity, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure); (ii) operating return, excluding significant item, on equity, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure); and (iii) return on equity are as follows: (dollars in millions) (Continued on next page) INFORMATION RELATED TO CERTAIN NON-GAAP FINANCIAL MEASURES 1Q25 2Q25 3Q25 4Q25 1Q26 Pre-tax operating earnings (a non-GAAP financial measure) 580.6$ 544.3$ 553.6$ 553.2$ 578.5$ Income tax expense (127.7) (118.5) (119.8) (114.0) (119.1) Operating return 452.9 425.8 433.8 439.2 459.4 Non-operating items: Net realized investment losses from sales and impairments (81.3) (81.2) (78.9) (69.0) (71.0) Net change in market value of investments recognized in earnings 16.8 15.5 9.0 14.3 0.4 Changes in fair value of embedded derivative liabilities and market risk benefits (87.3) (78.9) 30.1 (64.0) (36.8) Fair value changes and amendment related to the agent deferred compensation plan 6.6 3.1 6.6 (1.7) (1.7) Expenses related to TechMod initiative - (3.2) (7.2) (20.3) (34.0) Goodwill and other intangible asset impairment - - (96.7) (101.9) (101.9) Net loss related to divested business - - - (17.3) (19.2) Other (13.9) (10.7) (2.4) 0.1 (0.3) Non-operating income (loss) before taxes (159.1) (155.4) (139.5) (259.8) (264.5) Income tax (expense) benefit on non-operating income (loss) 36.2 35.1 25.0 49.9 50.6 Net non-operating income (loss) (122.9) (120.3) (114.5) (209.9) (213.9) Net income 330.0$ 305.5$ 319.3$ 229.3$ 245.5$ Twelve Months Ended

39 A reconciliation of consolidated capital, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) to common shareholders’ equity, is as follows: (dollars in millions) 1Q24 2Q24 3Q24 4Q24 Consolidated capital, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) 3,536.8$ 3,596.7$ 3,529.9$ 3,810.0$ Net operating loss carryforwards 311.2 296.5 273.9 76.6 Accumulated other comprehensive loss (1,480.3) (1,464.3) (1,116.0) (1,371.4) Common shareholders' equity 2,367.7$ 2,428.9$ 2,687.8$ 2,515.2$ 1Q25 2Q25 3Q25 4Q25 Consolidated capital, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) 3,498.9$ 3,504.3$ 3,483.6$ 3,510.2$ Net operating loss carryforwards 295.3 271.1 246.3 243.0 Accumulated other comprehensive loss (1,239.1) (1,252.7) (1,118.9) (1,115.0) Common shareholders' equity 2,555.1$ 2,522.7$ 2,611.0$ 2,638.2$ 1Q26 Consolidated capital, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) 3,461.2$ Net operating loss carryforwards 254.8 Accumulated other comprehensive loss (1,217.6) Common shareholders' equity 2,498.4$ INFORMATION RELATED TO CERTAIN NON-GAAP FINANCIAL MEASURES

40 A reconciliation of consolidated capital, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) to common shareholders’ equity, is as follows: (dollars in millions) INFORMATION RELATED TO CERTAIN NON-GAAP FINANCIAL MEASURES 1Q25 2Q25 3Q25 4Q25 1Q26 Consolidated capital, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) 3,613.6$ 3,597.3$ 3,580.0$ 3,536.7$ 3,494.5$ Net operating loss carryforwards 237.6 232.4 225.8 243.1 258.9 Accumulated other comprehensive loss (1,327.9) (1,271.2) (1,245.2) (1,213.4) (1,178.7) Common shareholders' equity 2,523.3$ 2,558.5$ 2,560.6$ 2,566.4$ 2,574.7$ Trailing Four Quarter Average

41 2023 2024 2025 1Q26 Corporate notes payable 1,140.5$ 1,833.5$ 1,335.6$ 1,336.0$ Total shareholders' equity 2,215.6 2,515.2 2,638.2 2,498.4 Total capital 3,356.1$ 4,348.7$ 3,973.8$ 3,834.4$ Corporate debt to capital 34.0% 42.2% 33.6% 34.8% Corporate notes payable 1,140.5$ 1,833.5$ 1,335.6$ 1,336.0$ Total shareholders' equity 2,215.6 2,515.2 2,638.2 2,498.4 Less accumulated other comprehensive (income) loss 1,576.8 1,371.4 1,115.0 1,217.6 Total capital 4,932.9$ 5,720.1$ 5,088.8$ 5,052.0$ Debt to total capital ratio, excluding AOCI (a non-GAAP financial measure) 23.1% 32.1% 26.2% 26.4% Corporate notes payable $1,833.5 Assumed repayment of 2025 notes, net of unamortized debt issuance costs (499.5) Adjusted corporate notes payable $1,334.0 Total shareholders' equity $2,515.2 Less accumulated other comprehensive loss 1,371.4 Loss on assumed extinguishment of debt (0.4) Adjusted shareholders' equity $3,886.2 Adjusted total capital $5,220.2 Debt to total capital ratio, excluding AOCI, as adjusted for the assumed repayment of the 2025 Notes (a non-GAAP financial measure) 25.6% Debt to capital ratio, excluding accumulated other comprehensive income (loss) The debt to capital ratio, excluding accumulated other comprehensive income (loss), differs from the debt to capital ratio because accumulated other comprehensive income (loss) has been excluded from the value of capital used to determine this measure. Management believes this non-GAAP financial measure is useful because it removes the volatility that arises from changes in accumulated other comprehensive income (loss). Such volatility is often caused by changes in the estimated fair value of our investment portfolio resulting from changes in general market interest rates rather than the business decisions made by management. A reconciliation of these ratios is as follows: (dollars in millions) INFORMATION RELATED TO CERTAIN NON-GAAP FINANCIAL MEASURES